UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2008
NUVEEN INVESTMENTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11123 (Commission File Number)	36-3817266 (I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 917-7700
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     While Nuveen Investments, Inc. (the “Company”) is not required to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the following information is being furnished under Item 2.02 of Form 8-K: On February 28, 2008, the Company issued a press release announcing the Company’s Fourth Quarter and full year 2007 earnings. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
     The information in Item 2.02 of this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Nuveen Investments, Inc. issued February 28, 2008 (furnished herewith)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INVESTMENTS, INC.
By:	/s/ John L. MacCarthy
John L. MacCarthy
Senior Vice President

Dated: February 28, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press release of Nuveen Investments, Inc. issued February 28, 2008 (furnished herewith)